                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
        Distribution Date of April 25, 2000 for the Collection Period of
                      March 1, 2000 through March 31, 2000


POOL DATA - ORIGINAL DEAL PARAMETERS
  Aggregate Net Investment Value (ANIV)                                                                            1,099,937,045.30
  Discounted Principal Balance                                                                                     1,099,937,045.30
  Servicer Advance                                                                                                     2,144,779.34
  Servicer Payahead                                                                                                    3,039,194.68
  Number of Contracts                                                                                                     49,144
  Weighted Average Lease Rate                                                                                                  7.74%
  Weighted Average Remaining Term                                                                                             38.7
  Servicing Fee Percentage                                                                                                     1.00%

POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                                                                                     918,644,673.33
  Discounted Principal Balance                                                                                       914,752,448.39
  Servicer Advances                                                                                                    2,723,560.09
  Servicer Pay Ahead Balance                                                                                           3,215,705.75
  Maturity Advances Outstanding                                                                                                --
  Number of Current Contracts                                                                                             49,594
  Weighted Average Lease Rate                                                                                                  7.54%
  Weighted Average Remaining Term                                                                                             13.6


------------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                                              41,247,639.20
  Specified Reserve Fund Percentage (IF CONDITIONS i, ii AND iii NOT MET)                                                      5.50%
  Specified Reserve Fund Amount (IF CONDITIONS i, ii AND iii NOT MET)                                                 60,496,537.49
  Specified Reserve Fund Percentage (IF CONDITION i, ii OR iii MET)                                                            6.50%
  Specified Reserve Fund Amount (IF CONDITION i, ii OR iii MET)                                                       71,495,907.94



                                                                            CLASS A            CLASS B                   TOTAL
                                                                            AMOUNT             AMOUNT                    AMOUNT
                                                                         -------------      ------------              --------------
Beginning Balance                                                        59,423,467.49      1,073,070.00              60,496,537.49
Withdrawal Amount                                                                   --                --                         --
Transferor Excess                                                           826,877.56                --                 826,877.56
                                                                         -----------------------------------------------------------
Reserve Fund Balance Prior to Release                                    60,250,345.05      1,073,070.00              61,323,415.05
Specified Reserve Fund Balance                                           59,423,467.49      1,073,070.00              60,496,537.49
                                                                         -----------------------------------------------------------
Release to Transferor                                                       826,877.56                --                 826,877.56
Ending Reserve Fund Balance                                              59,423,467.49      1,073,070.00              60,496,537.49
Prior Cumulative Withdrawal Amount                                                  --                --                         --
Cumulative Withdrawal Amount                                                        --                --                         --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                                  VEHICLES
                                                                                               --------
  Liquidated Contracts                                                                            156
                                                                                                  ---
  Discounted Principal Balance                                                                                         2,911,700.10
  Net Liquidation Proceeds                                                                                            (2,453,734.72)
  Recoveries - Previously Liquidated Contracts                                                                           (25,295.04)
                                                                                                               --------------------
  Aggregate Credit Losses for the Collection Period                                                                      432,670.34
                                                                                                               ====================
  Cumulative Credit Losses for all Periods                                                                             8,260,228.84
                                                                                                               ====================
  Repossessed in Current Period                                                                    74
                                                                                                   --
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                           Annualized Average
FOR EACH COLLECTION PERIOD:                                                                                       Charge-Off Rate
  Second Preceding Collection Period                                                                                          0.45%
  First Preceding Collection Period                                                                                           0.53%
  Current Collection Period                                                                                                   0.56%
------------------------------------------------------------------------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)
  Three Month Average                                                                                                         0.51%
  Charge-off Rate Indicator ( > 1.25%)                                                                             CONDITION NOT MET
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                                           PERCENT    ACCOUNTS   PERCENT           ANIV
                                                                                -------    --------   -------           ----
  31-60 Days Delinquent                                                          1.18%      584        1.10%         10,108,633.86
  61-90 Days Delinquent                                                          0.07%       35        0.07%            647,917.16
  Over 90 Days Delinquent                                                        0.03%       17        0.03%            314,291.63
                                                                                      -----------------        --------------------
  Total Delinquencies                                                                       636                      11,070,842.65
                                                                                      =================        ====================

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                          0.13%
  First Preceding Collection Period                                                                                           0.13%
  Current Collection Period                                                                                                   0.10%
------------------------------------------------------------------------------------------------------------------------------------

CONDITION (ii) (DELINQUENCY PERCENTAGE)
--------------
  Three Month Average                                                                                                         0.12%
  Delinquency Percentage Indicator ( > 1.25%)                                                                     CONDITION NOT MET
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                    VEHICLES
                                                                                               --------
  Matured Lease Vehicle Inventory Sold                                                           192                  2,771,669.71
                                                                                                 ---
  Net Liquidation Proceeds                                                                                           (2,553,606.07)
                                                                                                               --------------------
  Net Residual Value (Gain) Loss                                                                                        218,063.64
                                                                                                               ====================
  Cumulative Residual Value (Gain) Loss all periods                                                                   2,233,587.87
                                                                                                               ====================



                                                                                                 AVERAGE                  AVERAGE
MATURED VEHICLES SOLD FOR                               NUMBER      SCHEDULED        SALE     NET LIQUIDATION             RESIDUAL
EACH COLLECTION PERIOD:                                  SOLD       MATURITIES       RATIO       PROCEEDS                  VALUE
                                                        ------      ----------       ------   ---------------             ---------
  Second Preceding Collection Period                      332          578           57.44%      13,654.35               15,831.57
  First Preceding Collection Period                       252          527           47.82%      12,966.02               14,409.53
  Current Collection Period                               192          376           51.06%      13,300.03               14,471.95
  Three Month Average                                                                            13,343.15               15,033.37

  Ratio of Three Month Average Net Liquidation                                                                 --------------------
    Proceeds to Average Residual Value                                                                                       88.76%
                                                                                                               --------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                         AMOUNT/RATIO                TEST MET?
---------------                                                                             --------------                ---------
   a) Number of Vehicles Sold > 25% of Scheduled Maturities                                     51.06%                       YES

   b) Number of Scheduled Maturities > 500                                                       376                         NO

   c) 3 Month Average Matured Leased Vehicle Proceeds
      less than 75% of Avg. Residual Values                                                      88.76%                      NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                               CONDITION NOT MET
------------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
        Distribution Date of April 25, 2000 for the Collection Period of
                      March 1, 2000 through March 31, 2000

                                                                        CERTIFICATE  BALANCE         CLASS A1        CLASS A2
                                                                       --------------------         --------        --------
                                                         TOTAL          PERCENT      BALANCE         BALANCE         BALANCE
INTEREST:                                                                98.00%
  Interest Collections                                     6,958,656.65
  Net Investment Income                                      687,426.43
  Non-recoverable Advances                                  (109,121.05)
                                                         --------------
  Available Interest                                       7,536,962.03             7,389,927.62     2,296,630.93     3,941,978.46
  Class A1, A2, A3 Notional Interest Accrual Amount       (4,546,833.33)           (4,546,833.33)   (1,493,541.67)   (2,611,458.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                      -                          -                -                -
  Interest Accrual for Adjusted Class B Certificate Bal.    (390,478.25)             (390,478.25)
  Class B Interest Carryover Shortfall                              -                        -
  Servicer's Fee                                            (786,677.83)             (769,790.74)
  Capped Expenses                                            (28,408.14)              (27,798.32)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                -                        -
  Uncapped Expenses                                                 -                        -
                                                         --------------           --------------
  Total Unallocated Interest                               1,784,564.48             1,655,026.98
  Excess Interest to Transferor                                     -              (1,655,026.98)
                                                         --------------           --------------
    Net Interest Collections Available                     1,784,564.48                      -
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                 (636,765.11)
  ACCELERATED PRINCIPAL DISTRIBUTION:                       (191,384.31)
  DEPOSIT TO RESERVE FUND:                                   826,877.56
  WITHDRAWAL FROM RESERVE FUND:                                     -
  LOSS REIMBURSEMENT FROM TRANSFEROR PRINCIPAL:                     -
  NET WITHDRAWAL FROM THE RESERVE FUND:                             -
PRINCIPAL:
  Current Loss Amount                                       (650,733.98)             (636,765.11)     (636,765.11)             -
  Loss Reimbursement from Transferor Interest                636,765.11               636,765.11       636,765.11              -
  Loss Reimbursement from Reserve Fund                              -
                                                         --------------           --------------   --------------    -------------
    Total                                                    (13,968.87)                     -                -                -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                 -
  Current increase (decrease)                                       -
                                                         --------------
  Ending Balance                                                    -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                 -
  Current increase (decrease)                                       -
                                                         --------------
  Ending Balance                                                    -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                 -
  Current increase (decrease)                                       -
                                                         --------------
  Ending Balance                                                    -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                 -
  Current increase (decrease)                                       -
                                                         --------------
  Ending Balance                                                    -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                              494,359.85                      -               -                 -
  Allocations  - Current Period                           24,860,397.53            24,860,397.53    24,860,397.53              -
  Allocations  - Accelerated Principal Distribution          191,384.31               191,384.31       191,384.31              -
  Allocations  - Not Disbursed Beginning of Period       154,189,106.60           154,189,106.60   154,189,106.60              -
  Allocations  - Not Disbursed End of Period             179,240,888.44           179,240,888.44   179,240,888.44              -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                              956,415.06                      -                -                -
  Allocations  - Current Period                            4,937,311.58             4,937,311.58     1,493,541.67     2,611,458.33
  Allocations  - Not Disbursed Beginning of Period                  -                        -                -                -
  Allocations  - Not Disbursed End of Period               4,937,311.58             4,937,311.58     1,493,541.67     2,611,458.33
DUE TO TRUST - CURRENT PERIOD:                                                               -
  Total Deposit to/(Withdrawal from) Reserve Fund                   -
  Due To Trust                                            30,752,441.90            29,301,666.99    26,331,686.13     2,244,767.30
                                                         --------------           --------------   --------------    -------------
    Total Due To Trust                                    30,752,441.90            29,301,666.99    26,331,686.13     2,244,767.30
                                                         --------------           --------------   --------------    -------------
----------------------------------------------------------------------------------------------------------------------------------

                                                            CLASS A3        CLASS B                TRANSFEROR INTEREST
                                                            --------        -------               ---------------------
                                                            BALANCE         BALANCE            INTEREST          PRINCIPAL
INTEREST:                                                                                        2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                       660,881.26      490,436.97          147,034.41
  Class A1, A2, A3 Notional Interest Accrual Amount       (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                      -
  Interest Accrual for Adjusted Class B Certificate Bal.                  (390,478.25)
  Class B Interest Carryover Shortfall                                            -
  Servicer's Fee                                                                              (16,887.,09)
  Capped Expenses                                                                                 (609.82)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                              -
  Uncapped Expenses                                                                                   -
                                                                                             ------------
  Total Unallocated Interest                                                                   129,537.50
  Excess Interest to Transferor                                                              1,655,026.98
                                                                                             ------------
    Net Interest Collections Available                                                       1,784,564.48
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                                                   (636,765.11)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                         (191,384.31)
                                                                                             ------------
  DEPOSIT TO RESERVE FUND:                                                                     956,415.06
                                                                                             ------------
  WITHDRAWAL FROM RESERVE FUND:
  LOSS REIMBURSEMENT FROM TRANSFEROR PRINCIPAL:
  NET WITHDRAWAL FROM THE RESERVE FUND:
PRINCIPAL:
  Current Loss Amount                                              -              -                                  (13,968.87)
  Loss Reimbursement from Transferor Interest                      -              -            (636,765.11)
  Loss Reimbursement from Reserve Fund
                                                          -----------     -----------                              ------------
    Total                                                          -              -                                  (13,968.87)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                   -               -                                  494,359.85
  Allocations  - Current Period                                   -               -
  Allocations  - Accelerated Principal Distribution               -               -
  Allocations  - Not Disbursed Beginning of Period                -               -
  Allocations  - Not Disbursed End of Period                      -               -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                   -               -            956,415.06
  Allocations  - Current Period                            441,833.33      390,478.25
  Allocations  - Not Disbursed Beginning of Period                -               -
  Allocations  - Not Disbursed End of Period               441,833.33      390,478.25
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/(Withdrawal from) Reserve Fund
  Due To Trust                                             380,356.78      344,856.78          956.415.06            494,359.85
                                                          -----------     -----------        ------------          ------------
    Total Due To Trust                                     380,356.78      344,856.78          956.415.06            494,359.85
----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
        Distribution Date of April 25, 2000 for the Collection Period of
                      March 1, 2000 through March 31, 2000


                                                                    CERTIFICATE BALANCE                  CLASS A1
                                                                    -------------------                  --------
                                               TOTAL            PERCENT          BALANCE          PERCENT           BALANCE
                                         ----------------       -------    -------------------    -------    ------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)    1,099,937,045.30
  Discounted Principal Balance             1,099,937,045.30
  Initial Notional/Certificate Balance                 -          100.00%       1,077,938,000.00     31.08%        335,000,000.00
  Percent of ANIV                                                                         98.00%                           30.46%
  Certificate Factor                                                                   1.0000000                        1.0000000
  Notional/Certificate Rate                                                                                               5.3500%
  Target Maturity Date                                                                                           October 25, 2000
  Servicer Advance                             2,144,779.34
  Servicer Payahead                            3,039,194.68
  Number of Contracts                             49,144
  Weighted Average Lease Rate                          7.74%
  Weighted Average Remaining Term                     38.7
  Servicing Fee Percentage                             1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value              944,013,399.58
  Discounted Principal Balance                940,591,223.47
  Notional/Certificate Balance                                                  1,077,938,000.00                   335,000,000.00
  Adjusted Notional/Certificate Balance                                           923,748,893.40                   180,810,893.40
  Percent of ANIV                                                                         97.85%                           19.15%
  Certificate Factor                                                                   1.0000000                        1.0000000
  Servicer Advances                             3,582,206.97
  Servicer Pay Ahead Balance                    2,937,046.86
  Maturity Advances Outstanding                         -
  Number of Current Contracts                      50,477
  Weighted Average Lease Rate                           7.55%
  Weighted Average Remaining Term                      14.5

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value             918,644,673.33
  Discounted Principal Balance               914,752,448.39
  Notional/Certificate Balance                                                  1,077,938,000.00                    335,000,000.00
  Adjusted Notional/Certificate Balance                                           898,697,111.56                    155,759,111.56
  Percent of ANIV                                                                         97.83%                            16.96%
  Certificate Factor                                                                   1.0000000                         1.0000000
  Servicer Advances                            2,723,560.09
  Servicer Pay Ahead Balance                   3,215,705.75
  Maturity Advances Outstanding                        -
  Number of Current Contracts                     49,594
  Weighted Average Lease Rate                          7.54%
  Weighted Average Remaining Term                     13.6
  Prior Certificate Interest Payment Date      March 27, 2000
  Next Certificate Interest Payment Date     September 25, 2000
----------------------------------------------------------------------------------------------------------------------------------

                                              Class A2               Class A3                      Class B
                                        Percent    Balance      Percent        Balance       Percent    Balance
                                        ------- --------------  -------  ------------------  -------  -------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance   53.34%   575,000,000.00   8.94%      96,400,000.00  6.64%      71,538,000.00
  Percent of ANIV                                         52.28%                      8.76%                     6.50%
  Certificate Factor                                   1.0000000                  1.0000000                 1.0000000
  Notional/Certificate Rate                              5.4500%                    5.5000%                   6.5500%
  Target Maturity Date                        September 25, 2001          February 25, 2002        September 25, 2003
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                    575,000,000.00                96,400,000.00           71,538,000.00
  Adjusted Notional/Certificate Balance           575,000,000.00                96,400,000.00           71,538,000.00
  Percent of ANIV                                         60.91%                       10.21%                   7.58%
  Certificate Factor                                   1.0000000                    1.0000000               1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                    575,000,000.00                96,400,000.00           71,538,000.00
  Adjusted Notional/Certificate Balance           575,000,000.00                96,400,000.00           71,538,000.00
  Percent of ANIV                                         62.59%                       10.49%                   7.79%
  Certificate Factor                                   1.0000000                    1.0000000               1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date
----------------------------------------------------------------------------------------------------------------------------------

                                           TRANSFEROR INTEREST
                                           -------------------
                                                  Balance

ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance         21,999,045.30
  Percent of ANIV                                      2.00%
  Certificate Factor
  Notional/Certificate Rate
  Target Maturity Date
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                 20,264,506.18
  Adjusted Notional/Certificate Balance        20,264,506.18
  Percent of ANIV                                      2.15%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                 19,947,561.77
  Adjusted Notional/Certificate Balance        19,947,561.77
  Percent of ANIV                                      2.17%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date
----------------------------------------------------------------------------------------------------------------------------------



CURRENT MONTH COLLECTION ACTIVITY              VEHICLES
----------------------------------             --------
  Principal Collections                                            9,973,976.64
  Prepayment in Full                              533              9,670,971.82
  Reallocation Payment                             2                  40,407.98
  Interest Collections                                             6,958,656.65
  Net Liquidation Proceeds and Recoveries                          2,479,029.76
  Net Liquidation Proceeds - Vehicle Sales                         2,553,606.07
  Non-Recoverable Advances                                          (109,121.05)
                                                                 ---------------
  Total Available                                                 31,567,527.87



CAPPED AND UNCAPPED EXPENSES:                      AMOUNT         ANNUAL AMOUNT
                                                ------------      --------------
  Total Capped Expenses Paid                      28,408.14           85,224.42
  Total Uncapped Expenses Paid                         -                      -
  Capped and Uncapped Expenses Due                     -                      -
SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                -
  Servicer's Fee Due Current Period              786,677.83
  Servicer's Fee Paid                            786,677.83
  Servicer's Fee Balance Due                           -
SUPPLEMENTAL SERVICER'S FEES                     100,707.72


REVOLVING PERIOD:                                    VEHICLES          AMOUNT
-------------------                                  --------          ------
  Beginning Unreinvested Principal Collections                                -
  Principal Collections & Liquidated Contracts                                -
  Allocation to Subsequent Contracts                    0                     -
                                                                     -----------
  Ending Unreinvested Principal Collections                                   -


I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/ Holly Pearson
-----------------------------------
    Holly Pearson, Treasury Manager